UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		333-134096

Alpine Global Dynamic Dividend Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 – October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Alpine
Global Dynamic Dividend Fund

October 31
2008

Annual Report

INVESTOR
INFORMATION	1(800) 617.7616 | www.alpinecef.com

TABLE OF CONTENTS

Alpine View	1

Manager Commentary	5

Report of Independent Registered Public Accounting Firm	13

Schedule of Portfolio Investments	14

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	20

Additional Information	23

ALPINE VIEW October 31, 2008 (Unaudited)

Dear Investor:

We are currently afflicted by a crisis of confidence which has deflated asset values, constrained capital markets, and threatened the livelihoods of millions of Americans. Wealth and prosperity have rapidly eroded. Employment and retirement prospects are diminished. Fear of a prolonged downturn has paralyzed many corporate, municipal and individual investment initiatives. Our government’s capital injections or ‘bailouts’, have been the initial response aimed at a coherent public/private sector program which can tackle immediate problems, as well as support long term solutions. If properly designed, this could be an investment in the potential, the ingenuity and the entrepreneurial spirit of America. If rapidly deployed, it could begin to restore investor confidence, rally capital markets and commence a rational reflation of long term asset values.

The credit crisis has reduced our economy’s potential capital availability. Investors’ worst fears are largely discounted in prices of stocks and bonds alike. This reflects the inability of the world’s financial institutions to fend off the contagion of crisis on their own. Into the breach have stepped the world’s Central Banks and sovereign Treasuries to save the day, if they can! The government’s use of capital injections, perceived by the market as ‘bailouts’, have called into question the proper role of government both through regulation and ownership of our entrepreneurial free market system. Some view bailouts as a necessary intrusion into our capital market system, others view them as inappropriate in the evolution of market forces even though it might avert a depression. These desperate views appear to have created an element of paralysis evidenced by our present Administration’s inability to seize the day with a comprehensive plan. Perhaps the next Administration will be inspired to do more. We need to jump-start our Nation’s capacity to reinvigorate itself when called upon by crisis. The ability to energize our collective dynamism has been a hallmark of our society and economy, in part historically positioning the U.S. for global leadership.

What Caused the Fourth Quarter Capital Markets Meltdown?

September and October of 2008 will likely be remembered by economic historians as a time when the defenses protecting our banking system succumbed to a hundred year flood of fear and uncertainty. Globalization and excessive risk tolerance has exposed weaknesses in the structure of the global credit delivery system, both precipitating and exacerbating an erosion of confidence. While underlying problems in the U.S. have been brewing for 15 months since the sub-prime mortgage valuation problem arose, the current state of rampant risk avoidance became a global pandemic following the bankruptcy of Lehman Brothers on September 15. As a result, capital has become scarce and credit for even the most creditworthy has become very expensive. Potential corporate debt maturities and covenant limitations were scrutinized from all angles, forcing major discounts of stock prices. In effect, corporate deleveraging is being forced on many public companies by eroding share prices.

While relative stability was maintained into early 2008, there were still deflationary waves of capital erosion during which liquidity was sucked out of the global capital markets. This was most prominent as the price of oil and other commodities soared to record levels by mid-year. Commodity producing countries made plans for great expansion just as the historic 77% collapse in the price of oil forced the closure of steel mills, mines and production facilities. At the same time, the maelstrom induced by the collapse of Lehman Brothers, froze certain investments in bankruptcy proceedings, which led several major money market funds to ‘break the buck’. In turn, this induced capital flight and maximum risk avoidance by both institutional and individual investors, accelerating the de-leveraging, de-risking process. Thus, foreign currencies, emerging market equities, and financial commodities were dumped as investors around the world sought safe haven in U.S. Treasury bills, actually pushing 90-day Treasury bill yields to 0.06% two days after Lehman’s bankruptcy! Now, central banks around the world are using massive injections of capital and sovereign guarantees to stabilize money markets and induce bank lending.

Even though subprime home mortgages in the U.S. were the proverbial ‘straw which broke the camel’s back’, real estate has not been the root of the problem in the sense that excess supply has not necessarily created an overhang. Rather, excess liquidity which stimulated demand beyond historical levels is the root of the problem. Home price appreciation, slack investment standards and minimal risk premiums enabled Wall Street to engineer both the origination and distribution mechanisms which created even more liquidity. Alas, these distribution systems were interlaced into critical contact with weak links in our financial system. It is safe to assume that there will be less capital available over the near term even after a successful stabilization of the markets. This should lead to reduction in the development of new capacity or excess supply of products or even raw materials. Over time, this will likely offset diminution of demand resulting from the economic impact on business staffing or expansion. Longer term, it should be an important stimulus to price levels as growth returns to the economy in ensuing years, limiting new supply to meet rising demand.

October 31, 2008 Annual Report | 1(800)617.7616
www.alpinecef.com

What Might a Recovery Look Like?

In assessing investment strategy to identify potential outperformance from these beaten down equity markets, the most important questions are, first, whether the current effort to revitalize our stricken credit delivery system will be effective; second, what long-term changes will be needed to revitalize the interbank lending system and the flawed debt-securitization process; third, what will be the impact on global liquidity over the next few years; fourth, how will this crisis impact both consumer and investor confidence over time; and fifth, how can we best position the portfolio to take advantage of opportunities created by this unprecedented global crisis?

We are confident that the current effort to stabilize the global banking system is well in hand. The recapitalization process should permit banks over the next couple of years to either dispose of, or work out of, impaired loans. Unfortunately, the prospective near term continuation of global economy weakness will likely lead to further asset devaluation and income degradation, bringing additional pressures to delever corporate balance sheets. This may create more poor performing loans. Thus, it might be a while before we see a strong, competitive lending environment. Meanwhile, we anticipate that banks will extend credit to their largest and strongest existing relationships, amplifying the ongoing consolidation within the banking system itself. We expect banks will require higher margins with more limited lending. Thus, capital for new business creation and or expansion will probably have to come from nontraditional financial investors who require a significantly higher return on invested capital than traditional bank debt. Clearly, risk premiums required for future capital will likely be more expensive.

Banks’ future requirement of higher net interest margins should over time permit them to take on greater risk, albeit not at the level of the past decade when they faced considerable competition from the capital markets. Over the next several years, flawed asset-backed debt securitizations will come to maturity and require refinancing. In many cases the future cost of refinancing will be much higher. The requirements for interest coverage and excess collateral value will likely be greater than has historically been the norm.

Many of the debt securitizations which dominated the real estate finance environment over the past five years will be subject to recapitalizations or workouts over the next few years. These should be not only more expensive for the issuers, but they should provide lower returns for ongoing investors in these investment vehicles. It is likely that significant investment capital will be tied up for an extended period of time with relatively low return on investment. When, or if, investment bankers can devise a new and improved debt securitization process which instills a measure of confidence in wary investors, securitization could once again offer a competitive source of capital.

Consumer and investor confidence will likely be restored over time. However, the combination of elevated risk avoidance and expensive if albeit limited, liquidity suggests that the range of returns required as investors move up the risk spectrum, will likely be significantly higher. Thus, the discount rates and growth assumptions used in assessing projected investment returns suggests that venture capital will also be constrained. Funding for major capital initiatives such as real estate development, plant expansions and new infrastructure projects should also be curtailed unless confidence inducements can be supplied, such as a governmental guarantee or the strongest of corporate covenants.

Given prospects for a world in which capital has become dear and very selectively distributed, the world of investment opportunities has narrowed. The investment decision process will probably lead to an initial market focus on large and strong companies with solid cash flow and controlled capital requirements. The handful of small companies with a good business model and important niche markets or dominant positions in regions of strong growth potential will probably attract significant capital. In between these two categories, there will likely be a range of companies in the process of transforming their business model to adapt to the emerging economic environment which could provide significant investment opportunity if they are successful. We would anticipate a number of different investment opportunities over the next few years.

Economic Prospects: Potential Scenarios from most Likely, to most Optimistic, to most Pessimistic

Given the great uncertainty over future government economic stimulus packages and housing stimulus or relief, around the world, as well as the potential impact of such capital injections or inducements upon employment, incomes, investment, lending, and currencies, we have chosen to incorporate an overview of the prospective potential for what could prove to be likely scenarios for economic activity. Our most likely base case, is for the U.S. economy to stabilize towards year-end 2009 as home prices begin to improve in certain markets, unemployment stabilizes at a level under 9%, along with the prospect of a modest lift in U.S. GDP. By then, China’s economy should have also turned the corner after a period of working down expensive inventories of raw materials and refocusing its economic activity, permitting both margin expansion and lower priced products for their export market. Then, India and Brazil should also start to see greater growth as global GDP begins to grow at a rate faster than the flat to negative first six months. We anticipate considerable interest rate reductions to accelerate this trend, in the emerging markets.

Our optimistic scenario has the global economy start to pick up mid-year 2009 as a result of a tremendous boost from both fiscal and monetary stimulus to the world’s major economies. Under such a scenario, home prices should begin bottoming by late in the second quarter in the U.S., and we would expect domestic unemployment to peak below 8%. We believe the significant increase in investment flowing into the equity markets in response to the positive stimulus to the economy would in itself help to stimulate renewed capital investment patterns. All of this could provide a sustained lift for the global economy. The pressure on the new Democrat controlled government to fix our economy could lead to such a powerful stimulus plan for the traditional drivers of our economy; cars and housing, that a short-term bounce can be engineered. Similar efforts may also be made abroad.

Our least likely scenario could occur if too few or ineffective stimulus programs failed to impact the economy, resulting in a prolonged and deeper downturn with potential double-digit unemployment rates in the U.S. lasting through 2010, a negative feedback loop of declining consumption, leading to higher unemployment to increased mortgage foreclosures and business failures, could further erode our country’s capital base. Such a deflationary spiral of negative consequence would weigh on global consumption patterns, limit the recovery of the banking system and perhaps destabilize governments and trade alliances, reversing many of the benefits of globalization. We believe that this risk is apparent to pragmatists in central banks and governments around the world, so every effort will likely be made to avoid such decline.

Final Thoughts: Adjusting to a New World

During preceding sections we have discussed how this “hundred year flood” of economic distress has upended the order of things related to both the capital and credit markets. Such traumatic events often lead to investment opportunities. We would like to share our thoughts regarding some of those opportunities as we structure our investment portfolios, discussing how this event has led us, as the Funds’ managers, to initiate new efforts in an attempt to position the Fund against possible future economic tsunamis.

We believe the consolidation in the banking sector will create a selective group of large capitalization companies with strong balance sheets and entrepreneurial management teams, who have enhanced returns in the past, could be rewarded with premium share prices as well as access to capital markets.

Large companies which have poor financial structure, management team or business focus will likely be forced to restructure in an attempt to transform their business to meet current economic demands. The likelihood is that only a few will succeed, and those which fail will be forced to sell assets or portfolios, to the better capitalized premier companies. Smaller companies which have good growth opportunities and solid management may find that capital is very expensive. Some should be able to expand their portfolios in spite of higher cost capital and eventually earn premium recognition from the marketplace.

Since the structured finance markets will probably take between two to four years to restructure and, or, cleanse themselves of poor performing loans, we suspect there will not be significant low cost funding for leveraged buy-outs during this period in the U.S. and Europe. Asia and Latin America present a different scenario as we believe their economic growth rates should be sustained at higher levels than growth potential of developed markets enhancing prospective values. Furthermore, they did not receive significant capital from the structured finance underwriters on Wall Street, so there should be very little overhang in those markets. Thus, as the dust settles over the next year, we believe it will become increasingly clear to investors that emerging market trends are still intact for the long term and that development of the capital markets would be required to meet economic demand. In the U.S. and Europe, we believe it will be a slower march back, with investment potential coming from relatively cheap equity valuations and companies’ abilities to transform their business models to position themselves for capital expansion.

Given the current valuation of many real estate, industrial, commodity and financial equities at historic trough levels not seen since 1990, and in some extremes even further back towards the 1970’s, we suspect that the potential for historically strong recovery of valuations off a low basis is present. If equities prove to be cyclically attractive over the next year or two, and stock markets around the world have thoroughly discounted their decline, then look forward to positioning our portfolios not just for a rebound, but also for long term growth.

As companies transform their business models, we believe that evolution of our management process is also important and thus we are focusing on adjustments to our existing investment methodologies. In an attempt to protect our portfolios against future extreme price movement, we would hope to reduce the sort of downside risk which has impacted our portfolios this year. Unlike previous years, broad portfolio diversification failed to cushion the downside for our international portfolios in particular. In response, we are gradually concentrating portfolios to a greater degree, favoring the sort of investment opportunities which we believe might outperform during this period of uncertainty and potential transformation.

While the market is certainly closer to a bottom than just a few months ago, and may have hit its nadir on November 21st, the risk of an extended downturn remains. Thus, we will err on the side of caution, while still hunting for undervalued recovery opportunities and transformational value situations. Anticipating a two to three year investment holding period, many of the downtrodden values of today may become great recoveries or even market leaders for the future.

We appreciate your support and interest. Alpine has been investing in our people, processes and systems in an effort to invest most effectively. We look forward to enhancing results for you in the New Year.

Sincerely,

Samuel A. Lieber

President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

MANAGER COMMENTARY October 31, 2008 (Unaudited)

The Alpine Global Dynamic Dividend Fund (AGD) completed a very difficult fiscal year 2008 by achieving its primary objective of distributing an attractive dividend income, but falling well short of our secondary objective of strong capital appreciation and total return. AGD has been operating in a period of severe volatility and declines in global equity markets throughout fiscal 2008. We were extremely dissatisfied with the decline in our asset value within the context of these challenging markets conditions and it is our goal to regain our track record of outperforming the broad major averages and our equity income peer group in 2009.

The Fund’s primary objective, as stated during its initial public offering on the NYSE on July 26, 2006, is high current dividend income, of which more than 50% qualifies for the reduced Federal income tax rates, while also focusing on long-term growth of capital and global diversification for our investors.

AGD Provides a Very Attractive Dividend Yield for Investors

We did succeed in providing our investors with a high level of 100% earned dividend income throughout these difficult markets. For the twelve months ended October 31, 2008, AGD paid a monthly regular dividend of $0.17 per share for a total fiscal 2008 dividend payment of $2.04. A large percentage of the distribution is estimated to be qualified for the maximum taxable rate of 15%. In addition, AGD distributed $0.96 per share in short term capital gains and $0.51 per share in long term capital gains on December 24, 2007. Based on a closing price for AGD of $8.79 on October 31, 2008, the $2.04 dividend payout represents a trailing twelvemonth dividend yield of over 23% for the Fund. Since inception, AGD has paid a total of $4.56 in dividends, of which 100% was earned dividend income. AGD is different from many other closed-end funds in that it has not utilized any leverage, covered calls, or managed distribution to achieve its objectives.

AGD’s price and NAV performance was extremely disappointing in fiscal 2008. Including dividend reinvestments, AGD’s price declined by 55.01% and the NAV declined by 59.29% for the twelve months ended October 31, 2008. This compares to a 36.08% decline for S&P 500 Stock Index and a 49.89% decline for the Dow Jones Euro STOXX 600 Index, which is a broad representation of 600 companies in the European region. AGD’s market price of $8.79 on October 30, 2008 represented a 13.57% premium to its closing NAV of $7.74. AGD has traded at an average premium of 5.21% in fiscal 2008. We would attribute our underperformance to three major factors: our exposure to international equities, our investments in companies that we believed would benefit from global growth, such as industrials and energy, and our exposure to both financial and non-financial companies that had relied on healthy credit and capital markets to support their growth and acquisitions.

International Markets have Significantly Underperformed the U.S. in Fiscal 2008

AGD has a relatively larger exposure to overseas markets, which have significantly underperformed the U.S. over the past fiscal year, in comparison to the S&P 500 and our equity income peers. In addition to our multi-strategy and multi-cap approach, we had invested on average over 50% of AGD’s assets in international equities where we had found attractive growth opportunities and significantly larger dividend payouts than we see in the U.S. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. This bottoms-up approach had taken a large portion of our international holdings to the Euro region. However, the stocks in many European countries were hit particularly hard in fiscal 2008 by much higher interest rates than the US, the abrupt collapse of oil prices, and the overall slowdown in the global economies brought on by the crisis in the global financial markets.

Based on the deteriorating outlook for European stocks throughout fiscal 2008 and the turnaround in the dollar after several years of decline, we steadily repositioned the portfolio back to U.S. assets. As of fiscal year end October 31, 2008, AGD had invested 23.3% of the market value of its portfolio in international companies and 70.9% of its value in domestic US corporations, with the remaining 5.8% in cash and short term equivalents. We believe our decision to hold a cash balance at fiscal year end was prudent, since the S&P 500 Index declined by 17.2% from 10/31/08 to its bottom on November 21, 2008. We have since lowered our cash balance to take advantage of the oversold conditions we felt were present in late November 2008.

AGD is currently invested in equities based in 15 different countries, the majority of which would be considered mature countries. Following the United States, our current top five countries are the United Kingdom, Switzerland, Norway, Sweden, and Japan. The average dividend yield for these 15 major indices is 5.58% which is much higher than the yield on the S&P 500 Index of 3.16%.

Despite the pain that has been endured this year in the U.S. equity markets, the S&P 500 has actually been one of the best performing major global equity markets over the past year. This is due largely to the timing of the aggressive rate cuts and fiscal packages presented by our Fed versus the other Asian and European central banks and the extensive policy responses by the U.S. government to try to avert a deeper recession and financial crisis. For example, the Dow Jones STOXX 600 Index in the European region, has declined by 60% in US dollar terms from its high on November 1, 2007 through its low on November 21, 2008 versus a 53% decline for the S&P 500 Index from its high on October 11, 2007 through its low on November 21, 2008. Calendar 2008 was the worst year for global equities since 1970, with countries like Italy down 74%, Norway down 67%, and Ireland down 65% in calendar 2008 versus the S&P 500 Index down 38%.

The rising dollar was also a negative for the currency translation of our international holdings. For example, the dollar strengthened by 20.7% versus the Euro in just a few months, from mid-July 2008 through our fiscal year end on October 31, 2008. Beginning in December, 2008 the dollar has started to decline versus the Euro as the U.S. has slashed interest rates well below any other major country. We will monitor the outlook for the dollar as the recent declines will now help the translation of our foreign holdings.

The Financial Crisis Attributed to a Rapid Decline in Global Growth and the Companies that we Owned that Supply that Growth

As we headed into fiscal 2008, we were concerned about the slowdown in the U.S. economy, but we believed that the strength being exhibited in the economies of Asia and Europe would be able to support the performance of global growth. European and Asian growth was so strong in first half fiscal 2008 that the ECB was raising interest rates because of inflations concerns. But as the year progressed it became increasingly clear that the world economies are linked more than ever, particularly financial markets. However, we did not anticipate the severity and velocity of the collapse in demand for commodities such as oil, coal, iron ore, and fertilizer. As we now know, the collapse of Lehman Brothers in mid-September 2008 had dire unanticipated consequences in the global financial markets.

The result has been a global de-leveraging of financial balance sheets and the withdrawal of credit. Without this credit, it is very difficult for businesses to fund working capital or growth projects or acquisition strategies. This has put an abrupt halt in many sectors of global industrial production in a matter of just a few months. This can be illustrated by the collapse in price of many global commodities. The CRB Commodity Price Index declined by an astounding 43.2% in just a few months, from its high on July 3, 2008 through our fiscal year end on October 31, 2008.

Based on our fundamental work which indicated significant supply constraints, increasing worldwide demand from emerging economies, and very strong backlogs and dayrates, we had remained bullish on industry leaders in commodity, energy, and industrial stocks. Again, we did not anticipate how quickly these backlogs and dayrates could deteriorate as the financial crisis intensified. We are continuously doing our homework and we have lightened up on our exposure to companies in these sectors where we see increasing earnings risk from a rapidly slowing global economy. However, in some cases we believe that the market has oversold some great companies that now offer tremendous value and we will ride out the near term turbulence and take a long term view for our investors.

Also aggravating these massive sell offs have been the large redemptions coming from hedge funds that were heavily over-weighted in many of these global growth stories. As redemptions accelerated, many funds were forced to sell their winners in many of the global growth stocks or other stocks that were liquid. This forced selling became a negative feedback loop as more declines in stock prices continued to fuel more redemptions and selling. We view the negative returns in the hedge fund community in 2008 and the redemption selling as a potential continued risk in early 2009 as funds that ended the year with negative results may be forced to close down and liquidate in 2009. However, there is also a lot of cash that has been sitting on the sidelines at major hedge funds in addition to risk-averse capital that has been invested in treasuries that could be redeployed to equities in 2009 if we see confidence return, which would be positive.

Many of our Companies were Impacted by the Sudden Deterioration in Credit and Capital Markets that are Needed to Fund Growth

The genesis of the global financial crisis problem was the collapse of the U.S. residential housing market that began in 2007. But like any wildfire that is not contained, the U.S. housing problem was not properly addressed and the flames began to spread due to the global nature of financial markets today. We would say that the far-reaching inferno that the U.S. Fed was trying to fight turned into a global meltdown when Lehman Brothers was allowed to go bankrupt in mid-September 2008.

While AGD did not have any direct exposure to the subprime mortgage industry, we did have exposure to some high-yielding global financial companies in early fiscal 2008. However, as we saw the flames spreading, we repositioned AGD to have limited direct exposure to the growing bank problems as illustrated in the decline in our financial sector exposure from 18.7% on October 31, 2007 to 5.4% on October 31, 2008.

We also took a hit with our investments in some non-financial companies where the businesses relied on open credit and capital markets to support growth and acquisitions or where their balance sheets had been leveraged for growth. We have worked to eliminate the vast majority of these companies from our portfolio as we expect challenging credit conditions to continue in the near term.

Throughout fiscal 2008, we have strived to better balance our portfolio to better weather this economic storm. With the tides and undercurrents changing rapidly, it has been an extremely difficult environment to be a long-only dividend investor that has to have a significant portion of assets invested at all times in order to generate our high dividend yield. However, we have worked to reposition the portfolio to be more diversified and more balanced to handle the turbulence with a barbell approach. By this we mean that we have kept our cyclical names where we feel the stocks offer tremendous long term value and are positioned to benefit from a better outlook for growth in late 2009 and beyond. And we have also added to our more defensive positions in sectors like healthcare, consumer staples, utilities, and telecom which should outperform if global growth continues to be weak. We will discuss this more in our 2009 Outlook below.

Our number one priority continues to be to provide our investors with a very attractive dividend yield and to improve and grow our capital returns.

Our Unique Investment Approach Combines Three Sub-Strategies: Dividend Capture, Value, and Growth

AGD combines three research-driven investment strategies – Dividend Capture, Value, and Growth –to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies with the potential for dividend increases and capital appreciation. The Fund also offers global diversification since a portion of the portfolio is invested in international dividend-paying equities. We scan the globe looking for what we feel are the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach.

Our “Dividend Capture Strategy” Enhances The Qualified Dividend Income Generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We seek to enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the maximum 15% dividend tax rate.

One of our top ten holdings as of October 31, 2008, Time Warner Cable, announced a special dividend payment associated with a restructuring and we believe there is additional upside value to be realized following their special dividend payment. Time Warner Cable (TWC) is in the process of being spun off from its parent company, Time Warner Inc, to be able to pursue growth opportunities in the cable industry and to focus on its core business. A one-time dividend payment of $10.27 per share is being paid to TWC shareholders when the deal closes, which is expected in first quarter 2009. Time Warner Cable is the second largest cable operator in the U.S. with over 13 million subscribers including the New York and Los Angeles markets. Cable television demand is expected to remain relatively stable while TWC’s growth will be driven by its triple-play service offering, its recent Adelphia acquisition and launch of its small and medium-size enterprise business. We believe that TWC’s current discounted price already reflects economic and competitive concerns and offers an attractive valuation at current levels.

Our “Growth And Income Strategy” Targets Capital Appreciation in Addition to Yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. We would categorize several of our top ten holdings in this category. Each company is a leader in its industry and experiencing strong earnings and dividend growth. We would expect additional dividend increases to match earnings growth in 2009.

Three of our top growth and income holdings are considered more defensive consumer staple stocks with attractive earnings outlooks and rising dividend yields that are less reliant on economic growth. These include Nestle, Pepsi, and Proctor & Gamble.

Nestle (NESN VX), based in Switzerland, is a global package food company that is growing revenues by focusing on emerging markets and Health and Wellness products. Their broad range of food products including chocolates, coffees and pet food are benefiting from declining commodity and raw material costs. In addition, Nestle is improving margins by introducing cost reduction programs. Nestle is expected to grow earnings and dividends at a double digit rate with the company offering a current attractive 3% dividend yield.

PepsiCo (PEP), based In New York, is a diversified beverage and snack company that is well positioned for solid EPS growth through international expansion and the strength of its domestic portfolio of businesses. Pepsi is providing innovative new products to its portfolio and is tapping into the tastes of the emerging global consumers. Pepsi has consistently increased its dividend and recently raised its annual payout by 13.3% to $1.70 per share, providing a current dividend yield of 3.0%.

Proctor and Gamble (PG), based in Ohio, is one of the world’s largest diversified consumer products company that is also benefiting from international expansion and strength in its core domestic brands. PG is benefiting from declines in input costs and relatively stable pricing which is increasing margins and cash flow. PG is also committed to dividend increases and recently raised its annual dividend by 14.3% to $1.60 per share.

We also like the growth and income opportunities from some of our smaller capitalization industry leaders like Health Care Services Group and ITC Holdings. Healthcare Services Group (HCSG) provides housekeeping, laundry/linen, and food outsourcing services to nursing homes and hospitals. The company’s business is in a favorable demographic with the aging U.S. population and the trend toward cost cutting and quality improvements through outsourcing. HCSG’s strong management has a solid track record of delivering sustainable growth while generating substantial free cash. This has enabled the company to maintain a debt-free balance sheet with over $2 per share in cash, buy back shares, and raise its dividend by a penny every quarter, providing a 4.5% current dividend yield. The company is overcoming some cost issues in 2008 and is expected to return to strong 20% EPS growth in 2009.

Lastly, ITC Holdings (ITC) owns and operates approximately 6,800 miles of high voltage electric transmission stations and wires in the Midwest U.S. ITC transmits electricity from power plants to local substations where the voltage is then lowered for distribution to customers. We believe that ITC is well positioned to benefit from the upgrade and buildout of the electric transmission grid that fits well within the clean energy and infrastructure plans of the new administration. A robust grid is needed to tap the nation’s clean energy resources such as wind, solar, and natural gas. ITC has strong double digit regulated EPS growth driven by substantial investment needs and favorable regulation. We believe concerns about ITC’s capital spending plans are overblown and we view the current share price as attractive for longer-term oriented investors seeking both growth and a current 3.2% dividend yield.

Our “Value/Restructuring Strategy” Looks for Attractively Valued or Restructuring Dividend Payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income. We would categorize several of our top holdings in this strategy, including Diamond Offshore Drilling, Northeast Utilities, Union Pacific Railroad, and Molson Coors Brewing Company.

Diamond Offshore Drilling (DO), based in Houston, Texas, is one of the largest operators of mid-deepwater rigs and it is seeing strong demand for its services as oil is getting harder to find and exploration is moving further out to sea. This is resulting in substantial increases on rates for its long term contracts and the expectation of a doubling of earnings in the next two-three years. DO is generating significant free cash flows and has been returning it to shareholders as regular annual special dividends and has recently moved to quarterly special dividends of $1.25. We would expect the continuation of large cash returns in 2009 as the company is committed to paying out about 80% of earnings as dividends.

Northeast Utilities (NU) is New England’s largest electricity distribution company with over 2 million customers and regulated utility operations in Connecticut, Massachusetts, and New Hampshire. We believe NU offers an attractive combination of defensiveness and growth, with roughly half of earnings coming from electricity and gas distribution with the other half from electricity transmission. The electric and gas distribution business has a defensive regulated utility profile and enables NU to offer a 3.8% dividend yield. The transmission business is in the midst of an ambitious growth program to upgrade New England’s aging transmission infrastructure and bring it into compliance with renewable energy targets and greenhouse gas reduction goals. Transmission investment also benefits from favorable FERC regulation that offers attractive returns on equity.

Union Pacific Railroad (UNP), based in Omaha, Nebraska, is the largest of the railroad in the U.S. It has over 33,000 route miles in 23 states and 25,000 customers. It serves every major West Coast and Gulf Coast port and provides service to the east through its four major gateways in Chicago, St. Louis, Memphis, and New Orleans. UNP is expected to report strong EPS in 2009 despite a weak industrial economy due to a significant increase in the pricing it is receiving as its long term contracts have come up for renewal. In addition, UNP is benefiting from cost cutting efforts and productivity improvements that are driving margin expansion. Despite this positive outlook, the stock is trading below 10 times forward earnings and we believe offers attractive long term value.

Molson Coors Brewing (TAP) was formed through the merger of Coors Brewing & Molson Inc in early 2005. TAP is the world’s fifth-largest global brewer, with a leading market share in Canada and the UK and is the No. 3 player in the US. We believe TAP is well positioned for strong double digit earnings growth based on solid organic growth, more aggressive pricing discipline, industry share gains, moderating input costs, and rising cash flows. Beer fundamentals look positive as economic concerns are resulting in market share gains versus wines and spirits. Also, drinkers are trading down to domestic premium beers where TAP has a high market share. Its 2008 sales and distribution joint venture with SABMiller in the US is expected to generate $500 million in cost synergies which are now expected to begin by early 2009. TAP raised its dividend by 25% in 2008 and offers an attractive 2.0% current yield and we would expect additional dividend increases as cash flow continues to improve.

Outlook for 2009: Cautious But Optimistic that 2009 will be a Better Year for Equities

The Japanese word for “crisis” is comprised of two symbols which separately translate into “danger” and “opportunity”. As we begin fiscal 2009 with the global financial “crisis” continuing to roil the equity markets, we can see both dangers and opportunities for investors in the global markets. The dangers of a potential deep and long global recession are certainly looming as a worldwide de-leveraging cycle plays out. In addition, as earnings estimates for 2009 are being cut globally, so is the risk that dividend payments decrease in line with earnings. However, we also see opportunities and several positive catalysts for equities and we remain optimistic that we should be able to continue to find attractive dividend opportunities for our investors. These positives include massive fiscal stimulus packages from the new Obama administration and from governments around the world, improved household balance sheets from an eventual stabilization in housing prices and declining inflation, and generally attractive equity valuations.

The developed economies of the U.S., Europe and Japan are facing their first coordinated recessions since World War II. To meet this challenge, governments around the world have responded with massive monetary and fiscal responses. Interest rates have been slashed globally and fiscal policy stimulus programs seemed to be announced every week with more likely to come in 2009. In the U.S., we are expecting President Obama and the Democratic Congress to work quickly in calendar 2009 to implement a variety of fiscal measures that should help to stimulate economic growth and should provide a floor for equity valuations. These include tax rebates for the middle class, payroll tax cuts for corporations, grants to local governments, an extension in unemployment benefits, and a pledge for the biggest U.S. public works plan, since the 1950’s, on infrastructure. Eventually, these massive global fiscal and monetary responses should work to loosen credit markets and stimulate economic growth, with our best hope for a rebound in US GDP growth by the second half of 2009 and return to moderate growth in 2010. The equity markets will likely begin to soon discount these efforts and we are cautiously optimistic that we should see equities stronger in 2009.

In addition, we are hopeful that 2009 will be a better environment for AGD’s investment strategy as we expect the markets to continue to transition from a momentum and credit driven speculation to a more fundamentally based and conservative investment model that should bode well for high quality and high dividend payers in our universe. The days of free-and-easy credit growth that drove performance in the prior few years are over for at least the near term. We believe high quality companies with strong balance sheets and cash flow will outperform riskier companies until credit conditions get materially better and the de-leveraging process is largely complete, which is not likely to occur within fiscal 2009.

Another positive is that equity valuations have corrected to the point where many stocks are pricing their businesses as cheaply today as we saw back in the bear market of 1974, with many P/E ratios in our portfolio at single digit multiples. Particularly, within our value strategy, we are looking to take advantage of sharp price declines to invest in still very strong companies with solid fundamentals and attractive dividend yields at more attractive valuations. In addition, with global interest rates approaching zero, we would expect capital to search for sustainable yield opportunities in equities which was the case coming out of the bear market in the mid-70’s. While we certainly do expect additional headline risks particularly in the financial sector and economic data in early 2009, we will continue to search and find attractive global growth companies that will weather the economic storm and are committed to returning cash to shareholders.

We see great long term values in the market, but we need to see confidence restored to the global equity markets. We believe confidence will begin to come into the system when see some meaningful improvements in the credit and housing markets. For example, LIBOR and mortgage rates have begun to decline but corporate bond spreads are still at extremely high levels and treasury yields are at all-time lows. This still signals extreme caution and risk aversion. We would hope that legislation would be supported in Congress in early 2009 to stabilize foreclosures and housing prices and stimulate demand for home purchases. In addition, significant declines in food and energy prices and overall inflation levels should be additional good news for equities and should help result in a reduction in volatility and begin to restore some confidence.

One of the biggest drags on sentiment and the overall economy will likely continue to be rising unemployment. The US posted its highest jobless claims reading since 1982 in November 2008 and we expect unemployment to rise through most of 2009. However, unemployment is a lagging indicator and the equity markets traditionally will bottom well before unemployment starts to decline. The Fed and Treasury have made tremendous efforts to avert a complete financial meltdown, but in the end, the key to revitalizing household cash flows must be centered on solutions for housing and unemployment

We will Maintain our Balanced Barbell Approach as we Head into Early 2009

Our goal is to keep our portfolio balanced and maintain a “barbell” approach to our stock selections. What we mean is that a portion of the portfolio will continue to be invested in more defensive companies with strong and sustainable earnings and cash flow growth with the potential for increasing dividends. These are companies in sectors like healthcare, consumer staples, telecom, and utilities where earnings and dividend growth should be more resilient in economic downturns. On the other end of the barbell, we are searching for extreme value opportunities in some strong companies in the more cyclical sectors like energy and consumer discretionary and domestically oriented industrials whose stocks have been overly punished this year and where we believe long term growth prospects are still attractive.

If we use the analogy that we are the pilots of our fund and we had the wings on our aircraft too much angled toward the global growth story in fiscal 2008. This included many names in the commodity, energy and material sectors and that had hurt our performance in addition to our international exposure. We were drawn to these stocks based on strong long term secular trends and high free cash flow yields. However, short term sentiment trumped the long term math in this environment and we have been on the wrong side of an overcrowded trade this year. Now, as we head through these continuing storm clouds into calendar 2009, we believe the best strategy for our investors is to keep our wings balanced to better handle the turbulence that we are experiencing.

On the defensive side of the barbell, healthcare is one of the only private sectors that is seeing job gains, aided by the aging world demographics. We have been adding to our healthcare positions as we find attractive companies with earnings growth that is not tied to economic growth and where we see accelerating cash flow and dividend increases. We still remain cautious on the large pharmaceutical companies where there are legislative and generic drug risks. We prefer to look for interesting opportunities in smaller cap niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is no generic threat.

We had also increased our weightings in consumer staple stocks as the fundamentals have improved with declining input costs and price increases being maintained. If the dollar continues to weaken in 2009 then we would expect some attractive margin and cash flow improvement in this group. We have also increased our weighting in Utilities which we have not historically favored due to their high valuations. But the group has come down with the overall market and is looking more attractive based on long term sustainable growth outlooks. We have lowered our exposure to international telecoms where we saw country risk in places like Russia and Latin America but we have maintained our domestic telecom holdings.

On the value side of the barbell, we have maintained our weighting in the energy sector and some materials and domestically-oriented industrials where our company’s earnings and cash flows still look strong within the context of the recent collapse of commodity prices. Many of these stocks have been decimated with valuations that are extremely attractive based on the long term secular growth story for energy with constrained supply and growing global demand. For example, coal stocks have been amongst our worst performers yet the longer term fundamentals demand picture remains positive. China alone has built the coal fired generating capacity equivalent of three Germanys in the past five years. We will continue to be nimble in these volatile yet potentially highly profitable sectors and we would look for attractive entry and exit points and we are aware of the impact of shorter term seasonal trading pattern.

At this time, we continue to remain cautious on the financial sector, as we believe there is still more write-downs on mortgage-related assets, plus we have the rising risk of defaults on commercial loans and consumer-related credit cards and auto loans. This should all lead to continued downward earnings revisions. In addition, we believe the need to recapitalize balance sheets and the outlook for a reduction in high margin business opportunities will continue to dampen earnings outlooks beyond more write-downs. Our strategy during the financial markets turmoil has been to add to the higher quality financial stocks on dips where we believe valuation have become very attractive. But overall we would not look to increase our weightings substantially until we believe that the downside risk is quantifiable and that the upside reward is meaningful.

Another sector that we remain cautious on at this time is consumer discretionary, but we would be more inclined to start building positions in some of these companies where valuations have become extremely oversold. As we have mentioned above, declines in energy and food costs and potentially lower mortgage rates in 2009 should put additional cash in the pockets of those Americans that will not be subject to the unemployment lines. Even a small amount of marginal spending could provide a boost to the oversold consumer discretionary companies and we are looking to be opportunistic in this area.

Lastly, we have added to our technology holdings since our mid-year update based on the more attractive dividend yields and value opportunities that we see in some of the mega-cap technology names. However, we are continually underweight technology stocks relative to the broad market averages due to their relatively low levels of dividend yields.

In summary, our approach during these uncertain economic times is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities and high quality cash flow generators. We are confident that we will be able to continue to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio. We are also hopeful that we will be able to experience a better equity environment in 2009 and we hope to be able to return AGD to its history of strong capital appreciation and total return.

Thank you for your participation and we look forward to a better and more prosperous year in 2009 and beyond.

Sincerely,

Jill K. Evans & Kevin Shacknofsky

Co-Portfolio Managers

PERFORMANCE(1) as of October 31, 2008

	Ending Value	One	Three	One	Since
	as of 10/31/08	Month	Month	Year	Inception(2)(3)(4)

Alpine Global Dynamic Dividend Fund | NAV (3)	$7.74	(22.11)%	(38.98)%	(59.29)%	(22.57)%
Alpine Global Dynamic Dividend Fund | Market Price (3)	$8.79	(9.59)%	(32.42)%	(55.01)%	(19.82)%
S&P 500		(16.79)%	(23.10)%	(36.08)%	(9.50)%
Dow Jones STOXX 600 Index		(21.70)%	(36.40)%	(49.89)%	(15.04)%

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on July 26, 2006
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

PORTFOLIO DISTRIBUTIONS ❖

TOP TEN HOLDINGS ❖

Diamond Offshore Drilling, Inc.	3.3%
Northeast Utilities	3.2%
Nestle SA	3.1%
PepsiCo, Inc.	3.0%
Time Warner Cable, Inc.	2.6%
Procter & Gamble Co.	2.4%
Healthcare Services Group, Inc.	2.3%
ITC Holdings Corp.	2.3%
Union Pacific Corp.	2.1%
Molson Coors Brewing Co.	2.1%
Top 10 Holdings	26.4%

❖ As a percentage of net assets

REGIONAL ALLOCATION❖

Top Five Countries

United States	74.6%
Switzerland	3.9%
United Kingdom	3.9%
Norway	2.7%
Sweden	1.8%

❖ As a percentage of net assets, excluding any short-term investments

NAV, MARKET PRICE, AND TOTAL RETURN [ Year ended 10/31/08 ]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM October 31, 2008 (Unaudited)

TO THE STOCKHOLDERS AND BOARD OF TRUSTEES OF ALPINE GLOBAL DYNAMIC DIVIDEND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Alpine Global Dynamic Dividend Fund (the “Fund”), as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Dynamic Dividend Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

December 19, 2008

SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2008

Description	Shares	Value (Note 1)

COMMON STOCKS (94.2%)
Australia (1.0%)
Babcock & Brown Wind
Partners Group	2,000,000	$1,123,088
Imdex, Ltd.	2,287,760	714,554
		1,837,642
Brazil (0.7%)
Petroleo Brasileiro SA - ADR	46,900	1,261,141

France (1.7%)
Alstom SA	65,000	3,175,066

Germany (1.4%)
Fresenius Medical Care AG & Co.	60,000	2,722,441

Ireland (1.0%)
Anglo Irish Bank Corp. PLC	575,000	1,786,363

Israel (1.5%)
Israel Chemicals, Ltd.	300,000	2,898,250

Japan (1.8%)
Nintendo Co., Ltd.	10,800	3,354,786

Netherlands (0.8%)
Fugro NV	40,000	1,416,791

Norway (2.7%)
ABG Sundal Collier Holding ASA	2,123,000	1,465,703
BWG Homes ASA	160,800	107,434
Seadrill, Ltd.	375,200	3,565,216
		5,138,353

Russia (0.2%)
Novorossiysk Commercial Sea Port (1) - GDR	79,880	431,352

Spain (1.0%)
Enagas SA	98,500	1,912,024

Sweden (1.8%)
Unibet Group PLC	205,000	3,394,652

Switzerland (3.9%)
Alcon, Inc.	16,000	1,409,920
Nestle SA	150,000	5,820,471
		7,230,391
United Kingdom (3.8%)
De La Rue PLC	200,000	2,869,465
Reckitt Benckiser Group PLC	50,000	2,100,198
Southern Cross Healthcare, Ltd.	1,500,000	2,293,320
		7,262,983
United States (70.9%)
Abbott Laboratories	70,000	3,860,500
AT&T, Inc.	75,000	2,007,750
B&G Foods, Inc.	506,600	1,889,618
Baxter International, Inc.	55,900	3,381,391
Becton Dickinson & Co.	26,700	1,852,980
Burlington Northern Santa Fe Corp.	20,000	1,781,200
Cliffs Natural Resources, Inc.	15,000	404,850
The Coca-Cola Co.	50,000	2,203,000
Colgate-Palmolive Co.	45,000	2,824,200
Consol Energy, Inc.	80,000	2,511,200
CVS Caremark Corp.	100,000	3,065,000
Diamond Offshore Drilling, Inc.	69,000	6,127,200
General Electric Co.	37,500	731,625
Healthcare Services Group, Inc.	261,121	4,324,164
Hess Corp.	39,000	2,348,190
Hewlett-Packard Co.	60,000	2,296,800
Intel Corp.	125,000	2,000,000
ITC Holdings Corp.	105,000	4,260,900
The J.M. Smucker Co.	60,000	2,673,600
Johnson & Johnson	40,000	2,453,600
JPMorgan Chase & Co.	77,000	3,176,250
The Kroger Co.	40,000	1,098,400
Macquarie Infrastructure Co., LLC	145,000	1,471,750
Mattel, Inc.	30,000	450,600
McDonald’s Corp.	25,000	1,448,250
McKesson Corp.	53,600	1,971,944
Medtronic, Inc.	53,900	2,173,787
Meridian Bioscience, Inc.	75,000	1,843,500
Microsoft Corp.	110,000	2,456,300
Molson Coors Brewing Co.	105,000	3,922,800
Monsanto Co.	29,000	2,580,420
Morgan Stanley	40,000	698,800
Nike, Inc.	45,000	2,593,350
Norfolk Southern Corp.	49,500	2,967,030
Northeast Utilities	270,000	6,091,201
Nu Skin Enterprises, Inc.	160,000	2,062,400
Peabody Energy Corp.	62,500	2,156,875
PepsiCo, Inc.	100,000	5,701,000
Pharmaceutical Product Development, Inc.	60,000	1,858,800
Procter & Gamble Co.	70,000	4,517,800
QUALCOMM, Inc.	30,000	1,147,800
Raytheon Co.	38,800	1,983,068
Regal Entertainment Group	225,000	2,889,000
Schlumberger, Ltd.	65,000	3,357,250
Ship Finance International, Ltd.	111,900	1,527,435
State Street Corp.	42,000	1,820,700
Time Warner Cable, Inc.*	250,000	4,895,000
Transocean, Inc.*	35,500	2,922,715
Union Pacific Corp.	60,000	4,006,200
VF Corp.	26,300	1,449,130
Waste Management, Inc.	60,000	1,873,800
Weatherford International, Ltd.*	50,000	844,000
		132,955,123
TOTAL COMMON STOCKS (Identified Cost $254,070,346)		176,777,358

			Value
Description	7 Day Yield	Shares	(Note 1)

SHORT TERM INVESTMENTS (3.8%)
Federated Treasury Obligations Money Market Fund (2)	0.829%	7,036,389	$7,036,389

TOTAL SHORT TERM INVESTMENTS (Identified Cost $7,036,389)			7,036,389

TOTAL INVESTMENTS (98.0%) (Identified Cost $261,106,735)			183,813,747

TOTAL OTHER ASSETS LESS LIABILITIES (2.0%)			3,799,206

NET ASSETS (100.0%)			$187,612,953

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. Securities restricted under Rule 144A comprised 0.23% of the fund’s net assets.

(2)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

Common Abbreviations

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR - Global Depositary Receipt.

Inc. - Incorporated.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Co.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2008

ASSETS

Investments, at value (1)	$183,813,747
Cash	229,034
Foreign currency, at value (Cost $953,034)	960,082
Receivable for investment securities sold	10,759,290
Receivable for capital shares purchased	429,449
Dividends receivable	2,238,478
Interest receivable	10,687
Prepaid expenses and other assets	4,973
Total Assets	198,445,740

LIABILITIES

Payable for investment securities purchased	10,512,294
Accrued expenses and other liabilities:
Investment advisory fees	166,661
Interest on loan payable	1,384
Administrative fees	21,666
Trustee fees	12,000
Officer fees	12,500
Other	106,282
Total Liabilities	10,832,787

Net Assets	$187,612,953

NET ASSETS REPRESENTED BY

Paid-in-capital	$461,057,271
Undistributed net investment income	260,154
Accumulated net realized loss on investments and foreign currency transactions	(196,209,087)
Net unrealized depreciation on investments and foreign currency translations	(77,495,385)
Net Assets	$187,612,953
Net asset value
Net assets	$187,612,953
Shares of beneficial interest issued and outstanding	24,231,139
Net asset value per share	$7.74

(1) Total Cost of Investments	$261,106,735

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 2008

INCOME

Dividends*	$63,797,975
Interest	71,247
Miscellaneous income	82,058
Total Income	63,951,280

EXPENSES

Interest on loan	324,746
Investment advisory fee	3,856,831
Administrative fee	501,388
Audit and tax fees	38,909
Custodian fees	297,541
Officer fees	50,000
Legal fees	103,151
Printing fees	98,604
Trustee fees	47,996
Insurance fees	4,842
NYSE fees	19,792
Miscellaneous fees	18,848
Total Expenses	5,362,648
Net Investment Income	58,588,632

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on investments:
Securities transactions	(197,652,985)
Foreign currency transactions	(13,704,351)
Net realized loss on investments	(211,357,336)
Change in net unrealized depreciation of investments and foreign currency translations:
Investments	(104,388,782)
Foreign currency translations	(34,757,623)
Net unrealized depreciation of investments	(139,146,405)
Net realized/unrealized loss on investments and foreign currency	(350,503,741)
Net Decrease in Net Assets Resulting from Operations	$(291,915,109)

* Net of foreign taxes withheld	$3,989,375

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
OPERATIONS

Net investment income	$58,588,632	$52,901,019
Net realized gain/(loss) on investments:
Securities transactions	(197,652,985)	20,843,747
Swap contracts	—	(340,221)
Foreign currency transactions	(13,704,351)	17,235,372
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations:
Investments	(104,388,782)	9,875,728
Foreign currency translations	(34,757,623)	26,421,775
Net increase/(decrease) in net assets resulting from operations	(291,915,109)	126,937,420

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(48,902,269)	(52,288,376)
From net realized gains on investments	(34,880,011)	—
Net decrease in net assets resulting from distributions to shareholders	(83,782,280)	(52,288,376)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends and offering costs	8,486,174	4,511,037
Net increase in net assets derived from capital share transactions	8,486,174	4,511,037
Net Increase/(Decrease) in Net Assets	(367,211,215)	79,160,081
Net Assets
Beginning of period	554,824,168	475,664,087
End of period*	$187,612,953	$554,824,168

* Including undistributed net investment income of:	$260,154	$2,197,192

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	For the Year Ended October 31, 2008		For the Year Ended October 31, 2007	For the Period Ended October 31, 2006(a)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$23.40		$20.24	$19.10
Income/(loss) from investment operations:
Net investment income	2.44		2.25	0.51
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	(14.59)		3.13	0.97
Total from investment operations	(12.15)		5.38	1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income	(2.04)		(2.22)	(0.30)
From net realized gains on investments	(1.47)		—	—
Total distributions	(3.51)		(2.22)	(0.30)

CAPITAL SHARE TRANSACTIONS
Common share offering costs charged to paid-in-capital	—		—	(0.04)
Total capital share transactions	—		—	(0.04)
Net asset value per share, end of period	$7.74		$23.40	$20.24
Per share market value, end of period	$8.79		$24.05	$21.51

Total return based on:
Net Asset Value	(59.29)%		27.64%	7.55	%(b)
Market Value	(55.01)%		23.44%	9.16	%(b)

RATIOS/SUPPLEMENTAL DATA
Net Assets attributable to common shares, at end of period (000)	$187,613		$554,824	$475,664
Ratio of total expenses to average net assets	1.40	%(c)	1.26%	1.25	%(d)
Ratio of net investment income to average net assets	15.30%		10.05%	10.32	%(d)
Portfolio turnover rate	301%		185%	55	%(e)

(a)   For the period from July 26, 2006 (inception of the fund) to October 31, 2006.

(b)         Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(c)   For the year ended October 31, 2008, the ratio of total expenses to average net assets excluding interest expense was 1.32%.

(d)   Annualized.

(e)   Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS October 31, 2008

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2008

operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective October 31, 2008, the Fund adopted accounting for uncertainty related to income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of October 31, 2008. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended October 31, 2006, 2007, and 2008, respectively.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2. INCOME TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2008 was as follows:

Distributions paid from:

Ordinary Income	$71,613,757
Long-Term Capital Gain	12,168,523
$83,782,280

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2008, the effects of certain differences were reclassified. The fund decreased accumulated net investment income by $11,623,401 and increased accumulated net realized gain by $11,623,401. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2008, the Fund had available for tax purposes unused capital loss carryovers of $196,344,530, expiring October 31, 2016.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$259,221
Accumulated Capital Loss	(196,344,530)
Unrealized Depreciation	(77,359,942)
Other Cumulative Effect of Temporary Differences	933
Total	$(273,444,318)

NOTES TO FINANCIAL STATEMENTS October 31, 2008

As of October 31, 2008, net unrealized appreciation/(depreciation) of investments based on federal tax cost was as follows:

Gross appreciation on investments (excess of value over tax cost)	$3,091,680
Gross depreciation on investments (excess of tax cost over value)	(80,249,225)
Net depreciation on foreign currency	(202,397)
Net unrealized depreciation	(77,359,942)
Total cost for federal income tax purposes	$260,971,292

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

3.     CAPITAL TRANSACTIONS

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
Common shares outstanding - beginning of period	23,709,177	23,506,067
Common shares issued as reinvestment of dividends	521,962	203,110
Common shares outstanding - end of period	24,231,139	23,709,177

4.     PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2008 aggregated $1,163,638,539 and $1,201,420,180, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2008.

5.     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily net assets, computed daily and payable monthly.

6.     TOTAL RETURN SWAP CONTRACTS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

7.     EQUITY-LINKED STRUCTURED NOTES

The Fund may invest in equity-linked structured notes.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

8.     LINE OF CREDIT

On July 11, 2007, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”, each a “Fund”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $500,000,000 for all Funds. As of October 31, 2008 there was an unused balance of $482,026,000 available to all three Funds. During the year ended October 31, 2008, the average borrowing by the Fund was $11,128,593 with an average rate on borrowings of 2.98%.

9.     OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

10.   SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $4,119,294 or $0.17 per common share on November 28, 2008 to common shareholders of record on November 21, 2008.

ADDITIONAL INFORMATION October 31, 2008 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund operates a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by The Bank of New York, pursuant to which the Fund’s dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. The Bank of New York serves as the agent that administers the Plan for the shareholders that participate in the Plan (the “Plan Administrator”).

Unless the registered owner of common shares of beneficial interest elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan, in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, NY 10286 (212) 635-6375.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without charge, upon request, by contacting the Fund at 1(800)910-1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http:// www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800) SEC-0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2008, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	5.62%
Qualified Dividend Income	58.69%

The Fund designates $12,168,523 as long-term capital gain distributions.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (80)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (54)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	13	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (48)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	13	Director, International Succession Planning Association; Trustee Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.

*                 The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, (collectively, the “Alpine Family of Funds”).

**          Alpine Woods Capital Investors, LLC manages ten other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the ten portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (52)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	13	Trustee, Alpine Family of Funds.

*                Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**          Alpine Woods Capital Investors, LLC manages ten other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the ten portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (83)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Sheldon R. Flamm (61)	Vice President, Treasurer and Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (44)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*                 Stephen A. Lieber is the father of Samuel A. Lieber.

**          Alpine Woods Capital Investors, LLC manages ten other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the ten portfolios within the Alpine Trusts.

NOTES

INVESTOR	1(800) 617.7616 | www.alpinecef.com
INFORMATION

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

TRANSFER AGENT & CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.    Code of Ethics.

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e)  Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.    Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has determined that Laurence B. Ashkin is an audit committee financial expert.  Laurence B. Ashkin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

2

Item 4.    Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2007 was $29,500 and fiscal year 2008 was $26,500.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2007 and $0 in fiscal year 2008.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,300 in fiscal year 2007 and $4,515 in fiscal year 2008.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2007 and $9,500 in fiscal year 2008.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           Not applicable.

(h)           Not applicable

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

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Jeffrey E. Wacksman

Laurence B. Ashkin

Item 6.    Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies as of January 9, 2009

Name	Title	Length of Service	Business Experience 5 Years
Jill K. Evans	Portfolio Manager	Since May 2003	Vice President and Senior Equity Research Analyst, J.P. Morgan (1998-2003)
Kevin Shacknofsky	Portfolio Manager	Since October 2003	Vice President, Rein Capital (2001-2003)

Other Accounts Managed as of October 31, 2008

PM Name	# Registered Investment Companies, Total Assets	# Other Pooled Investments Vehicles, Total Assets	# Other Accounts, Total Assets	Material Conflicts if Any
Jill K. Evans	2,$2350.0m	0	1,$4.5m
Kevin Shacknofsky	2,$2350.0m	0	1,$4.5m

(a)(3) Portfolio Manager Compensation as of October 31, 2008.

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Registrant’s portfolio. Annually, Alpine Woods Capital Investors LLC (the “Adviser”) may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Registrant’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

(a)(4) Dollar Range of Securities Owned as of October 31, 2008.

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Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Jill K. Evans	B
Kevin Shacknofsky	C

(1)“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

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(b)  The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 9, 2009

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer (Principal Financial Officer)

Date:	January 9, 2009

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